MML SERIES INVESTMENT FUND

Supplement dated June 30, 2008 to the

Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for Capital Guardian Trust Company found under Capital Guardian Prior Performance for Similar Accounts and Capital Guardian Average Annual Total Returns for Similar Accounts relating to the MML Asset Allocation Fund:

The 2007 return for the Capital Guardian composite should be 1.24%

The Average Annual Total Returns of the Capital Guardian composite for one year, five years and ten years should be as follows:

One Year	Five Years	Ten Years
1.24%	9.69%	6.54%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RS2972-08-01